March 11, 2015
(as revised June 22, 2015)
2015 Summary Prospectus
►	iShares iBonds Dec 2019 Corporate ETF* | IBDK | NYSE ARCA
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://us.ishares.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated February 18, 2015, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
*The iShares iBonds Dec 2019 Corporate ETF may also conduct business as the iBonds Dec 2019 Corporate ETF.

iSHARES® iBONDS® DEC 2019
CORPORATE ETF
Ticker: IBDK	Stock Exchange: NYSE Arca
Investment Objective
The iShares iBonds Dec 2019 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2019.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (formerly, Barclays Global Fund Advisors (“BGFA”)) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses. The Fund may also pay Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. As the Fund has not commenced operations prior to the date of the Fund’s prospectus (the “Prospectus”), Acquired Fund Fees and Expenses are based on an estimate of the Fund’s allocation to other investment companies for the current fiscal year. The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value per share (“NAV”).
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses	Fee Waiver[1]	Total Annual Fund Operating Expenses After Fee Waiver
0.10%	None	None	0.00%	0.10%	(0.00)%	0.10%

[1]	BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund's investments in other funds advised by BFA or its affiliates through the termination date of the Fund, on or about December 31, 2019. The contractual waiver may be terminated prior to the Fund's termination only upon the written agreement of the Trust and BFA.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years
$10	$32
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These expenses, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.
Principal Investment Strategies
Initially, the Fund will seek to meet its investment objective generally by investing in individual securities which satisfy the criteria of the Barclays December 2019 Maturity Corporate Index (the “Underlying Index”). The Fund may also invest in other exchange-traded funds (“ETFs”), U.S. government securities, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The Fund is a term fund that will terminate on or about December 31, 2019, at which time it will distribute its remaining net assets to shareholders pursuant to a plan of liquidation. The Fund does not seek to return any predetermined amount at maturity or in periodic distributions. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds scheduled to mature after December 31, 2018 and before January 1, 2020. Components primarily include financials, industrials and utilities companies. The components of the Underlying Index, and the degree to which the components represent certain industries, may change over time.
The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers that have $250 million or more of outstanding face value at the time of inclusion. The non-U.S. corporate issuers included in the Underlying Index initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), with registration rights. In addition, to be included in the Underlying Index, securities that are rated by all three of the rating agencies named below must be rated “investment-grade” by at least two of the agencies, which is defined as Baa3 or higher by Moody’s Investors Service, Inc. or BBB- or higher by Standard & Poor’s Ratings Services or Fitch Ratings, Inc. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies must be rated investment-grade in order to be included in the Underlying Index.
The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of securities maturing outside of the maturity range defined above. Securities are then market-cap weighted within the Underlying Index, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the Underlying Index. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to December 31, 2019. During this final one-year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded to below investment-grade per the eligibility criteria described above. Additionally, during this period, existing bond weights will be allowed to float based on changes in market value. During the final two years of the Underlying Index, bonds that had been screened out of the parent index due to being within one year of maturity will be added back into the Underlying Index until such bonds reach maturity.
When a bond that is included in the
Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By December 31, 2019, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index, except during the last months of the Fund’s operations, as described below, and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”), as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities of the Underlying Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of BlackRock Cash Funds, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By December 31, 2019, the Underlying Index is expected to consist almost entirely of cash earned in this manner. On or around this date, the
Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders pursuant to a plan of liquidation.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by Barclays Capital Inc. or its affiliates (the “Index Provider” or “Barclays”), which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, its yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and lower than prevailing yields for bonds in the market.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements, recent or future regulation on any individual financial company, or regulation on the financials sector as a whole cannot be predicted.
Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund's existence it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund may subsequently invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. As the Fund does not seek to return any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary during its term. In addition, the Fund's income is expected to decline in the months leading up to its maturity date because its portfolio will increasingly consist of cash and cash equivalents.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, which may have an adverse impact on the Fund and its shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS,

MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets.
North American Economic Risk. Economic events in any one North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reinvestment Risk. The Fund may invest a portion of its assets in short-term fixed-income instruments and, as a result, may be adversely affected if interest rates fall because it may have to invest in lower yielding instruments as bonds in the Fund's portfolio mature.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Risk of Investing in the United States. The Fund has significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs, ESPECIALLY BEFORE THE FUND
REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Deregulation, however, may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Valuation Risk. Because the bond market may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Performance Information
As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
IS-SP-IBDK-0615
Investment Company Act file No.: 811-09729